Fair Value Measurements	6 Months Ended
Jun. 30, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurements
(9) Fair Value Measurements
The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market.
When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•
Level 2 inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•
Level 3 inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.

The following table sets forth the Company’s financial assets and liabilities that were measured at fair value, on a recurring basis (in thousands):

	As of June 30, 2022
	Level 1	Level 2	Level 3	Total
Financial Assets
Cash and cash equivalents
Money market funds	$18,652	$—	$—	$18,652
Prepaid expenses and other current assets
Share settled forward	$—	$—	$1,070	$1,070

Total assets at fair value	$18,652	$—	$1,070	$19,722
Financial Liabilities
Private placement warrant liability	$—	$496	$—	$496

Total liabilities at fair value	$—	$496	$—	$496

	As of December 31, 2021
	Level 1	Level 2	Level 3	Total
Financial Assets
Cash and cash equivalents:
Money market funds	$26,031	$—	$—	$26,031

Total assets	$26,031	$—	$—	$26,031
Financial Liabilities
Debt derivative liabilities	$—	$—	$26,189	$26,189

Total liabilities	$—	$—	$26,189	$26,189

The fair value of accounts receivable, accounts payable, and accrued expenses approximate their carrying values as of June 30, 2022 and December 31, 2021, due to their short-term nature. The Company records long-term debt and long-term debt due to related parties on an amortized cost basis.
At June 30, 2022, Level 2 instruments consist solely of the Company’s Private Placement Warrants, for which fair value is determined by using the directly observable market price of the Company’s Public Warrants as traded on the New York Stock Exchange. The Company has determined that the market price of its Public Warrants may be used to calculate the fair value of the Private Placement Warrants as the terms and provisions of each are identical except for a redemption feature as further described in “Note 10 — Common Stock”.
In the prior quarter, fair value of the Private Placement Warrants was determined by utilizing a Black Scholes Options Pricing Model which prioritizes unobservable inputs, and thus was characterized within the Level 3 fair value hierarchy. The inputs were based on the estimated fair value of the underlying stock at the valuation measurement date, the remaining contractual term of the warrant, the risk-free interest rates, the expected dividends, and the expected volatility of the price of the Company’s underlying stock.
The following table presents the changes in the fair value of Level 3 warrant liabilities for the following periods (in thousands). There were no other transfers between fair value hierarchies for all periods presented:

Level 3 Warrant Liabilites
Fair value at February 8, 2022	$3,248
Change in fair value of Private Placement Warrants	(1,439)

Fair value at March 31, 2022	$1,808
Change in fair value of Private Placement Warrants	(1,312)
Transfer to Level 2	(496)

Fair value at June 30, 2022	$(0)
The Company’s Level 3 instruments at June 30, 2022 are nonrecurring and consist solely of a share-settled forward asset. The share-settled forward asset represents the Company’s right to a return of a variable number of shares of the Company’s common stock as part of its $9.9 million draw down agreement with GEM. The fair value of the forward asset was determined by calculating the number of shares to be returned to Quanergy based on the trading price at date of issuance and the average trading price over 30 trading days, ending July 8, 2022. The Company’s stock price at June 30, 2022 was used as a proxy for the remainder of the trading period prior to settlement. See “Note 10 — Common Stock” for additional information on the GEM Agreement and the share-settled forward.
For the three and six months ended June 30, 2022, the Company recognized a gain from a decrease in the fair value of the Private Placement Warrants of approximately $1.3 million and $2.7 million, respectively, presented in other income (expense) on the accompanying condensed consolidated statements of operations. For the three months ended June 30, 2022, the Company recognized an $8.9 million loss for the change in fair value of the forward asset, recorded in other income (expense), net on the condensed consolidated statements of operations.
At December 31, 2021, Level 3 instruments consist solely of embedded derivatives in the Company’s convertible notes, which are classified within Level 3 of the fair value hierarchy due to a lack of observable market data. The convertible notes were subsequently derecognized in February 2022 as part of the Business Combination. See “Note 12 — Borrowing Arrangements” for details on the valuation of the embedded derivative in the convertible notes at December 31, 2021.
Long-term and short-term debt is reported in the consolidated balance sheets at carrying value, rather than fair value, and is therefore excluded from the disclosure above of financial assets and liabilities measured at fair value within the condensed consolidated financial statements. The fair value of the convertible notes was $99.0 million as of December 31, 2021. The carrying value of the convertible notes of $105.8 million, net of $38.6 million of unamortized debt discount and issuance costs, was recorded as long-term debt totaling $16.2 million, long-term debt — related party totaling $16.7 million, and short-term debt totaling $34.3 million as of December 31, 2021.